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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported): October 16, 2004

                               ATA Holdings Corp.
             (Exact name of registrant as specified in its charter)

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       Indiana                           000-21642               35-1617970
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
   of incorporation)                                       Identification Number


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                           7337 West Washington Street
                              Indianapolis, Indiana
                                      46231
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (317) 247-4000

                                       N/A
          (Former name or former address, if changes since last report)

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ITEM 8.01 OTHER EVENTS

Attached  hereto,  and  incorporated  herein by  reference in its  entirety,  as
Exhibit 99.1 is a copy of a press release about the ratification of a concession package approved by ATA Airlines flight attendants.

ATA Holdings Corp. today announces that cash problems of ATA Airlines disclosed in the second quarter 10-Q filed on August 16, 2004 have grown worse since that time. This worsening cash position has been primarily the result of record fuel costs, continued weakness in overall revenue yields and specifically in Florida as a result of multiple hurricanes. These cash problems continue to be very serious. The ten percent wage concession approved by ATA Airlines' flight attendants, in and of itself, will not be enough cost-savings to satisfy these liquidity concerns.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

    99.1 Press Release dated October 16, 2004.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ATA Holdings Corp.

Date: October 20, 2004                      By: /s/ Gilbert F. Viets
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                                           Name: Gilbert F. Viets
                                           Title: Executive Vice President
                                           & Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                Description of the Exhibit

99.1  Press Release dated October 16, 2004